UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 5, 2024
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HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue
Newport News	Virginia	23607
(Address of principal executive offices)		(Zip Code)
(757) 380-2000
(Registrant’s telephone number, including area code)
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2024, Kara R. Wilkinson was elected by the Board of Directors of Huntington Ingalls Industries, Inc. (the "Company") to serve as Executive Vice President and President, Newport News Shipbuilding, effective January 1, 2025, concurrent with the retirement of Jennifer R. Boykin from that position, effective January 1, 2025. Ms. Wilkinson currently serves as Executive Vice President and President, Ingalls Shipbuilding. In connection with Ms. Wilkinson’s election, the Compensation Committee of the Company’s Board of Directors approved an increase in Ms. Wilkinson’s annual base salary from $545,000 to $625,000, effective January 1, 2025. Except for the foregoing change to Ms. Wilkinson’s base salary, Ms. Wilkinson’s compensation arrangements will remain substantially the same. For additional discussion of Ms. Wilkinson’s compensation, please refer to the discussion under the heading “Compensation Discussion and Analysis” in the Company’s Definitive Proxy Statement for its 2024 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 19, 2024.

Item 8.01.	Other Events.
On November 5, 2024, Brian D. Blanchette was elected by the Company’s Board of Directors to succeed Ms. Wilkinson as Executive Vice President and President, Ingalls Shipbuilding, effective January 1, 2025. Mr. Blanchette currently serves as Vice President, Quality and Engineering, Ingalls Shipbuilding.

A copy of the Company’s press release announcing the retirement of Ms. Boykin and the elections of Ms. Wilkinson and Mr. Blanchette is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.
99.1	Press Release dated November 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

November 7, 2024	By:	/s/ Charles R. Monroe
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary